Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jason F. Simone, Director of Corporate Finance of Cedar Realty Trust, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to the best of my knowledge, as follows:
1.The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
IN WITNESS WHEREOF, I have executed this Certification this 6th day of August, 2026.

/s/ JASON F. SIMONE
Jason F. Simone Director of Corporate Finance